Segment Reporting	3 Months Ended
Jun. 30, 2017
Segment Reporting [Abstract]
Segment Reporting

Note 13 — Segment Reporting

The Company determined its reporting units in accordance with ASC 280, “Segment Reporting” (“ASC 280”). We evaluate a reporting unit by first identifying its operating segments under ASC 280. The Company then evaluates each operating segment to determine if it includes one or more components that constitute a business. If there are components within an operating segment that meet the definition of a business, the Company evaluates those components to determine if they must be aggregated into one or more reporting units. If applicable, when determining if it is appropriate to aggregate different operating segments, the Company determines if the segments are economically similar and, if so, the operating segments are aggregated.

The Company’s operations during the three months ended June 30, 2017 are classified into three reportable business segments: corporate, live events and ticketing. Each of these segments is organized based upon the nature of products and services offered. Summarized financial information about each segment is provided below:

Three Months Ended June 30, 2017

	Corporate	Live Events	Ticketing	Total Consolidated
Revenue	$—	$—	$276,243	$276,243
Cost of revenue	—	—	78,869	78,869
Gross Margin	—	—	197,374	197,374

Operating expenses:
Selling, general and administrative	862,354	921,746	503,492	2,287,585
Related party expenses	90,000	—	—	90,000
Total operating expenses	1,063,347	921,746	503,492	2,377,585
Loss from operations	(952,347)	(921,746)	(306,118)	(2,180,211)

Other income (expense):
Interest expense, net	(634,949)	—	—	(634,949)
Total other income (expense)	(634,949)	—	—	(634,949)
Net loss	$(1,587,296)	$(921,746)	$(306,118)	$(2,815,160)

Total Assets	$1,878,136	$43,796	$3,321,899	$5,243,830